UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)

February 28, 2011

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

110 N. Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)  (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 28, 2011, General Growth Properties, Inc. (“GGP”) issued a press release describing its results of operations for the fourth quarter and full year ended December 31, 2010.  A copy of the press release is being furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 28, 2011, General Growth Properties, Inc. made available on its website the press release described in Item 2.02 above as well as certain supplemental financial information regarding its operations for the quarter and full year ended December 31, 2010. A copy of such supplemental financial information is being furnished as Exhibit 99.2 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release titled “General Growth Properties, Inc. Reports Q4 and Full Year 2010 Financial Results” dated February 28, 2011 (furnished herewith).

99.2	Certain GGP supplemental financial information regarding its operations for the quarter and full year ended December 31, 2010 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Steven J. Douglas
Steven J. Douglas
Chief Financial Officer

Date: February 28, 2011

EXHIBIT INDEX

Exhibit Number	Name
99.1	Press release titled “General Growth Properties, Inc. Reports Q4 and Full Year 2010 Financial Results” dated February 28, 2011 (furnished herewith).

99.2	Certain GGP supplemental financial information regarding its operations for the quarter and full year ended December 31, 2010 (furnished herewith).